WAIVER, AMENDMENT AND CONSENT AGREEMENT

            THIS WAIVER, AMENDMENT AND CONSENT AGREEMENT (this "Agreement") is made and entered into as of the 6th day of March, 2002, by and among FLEET CAPITAL CORPORATION ("Lender"), a Rhode Island corporation with an office at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033; and UNITED INDUSTRIAL CORPORATION, a Delaware corporation, and the following of its subsidiaries: AAI CORPORATION ("AAI"), a Maryland corporation, DETROIT STOKER COMPANY, a Michigan corporation; AAI ENGINEERING SUPPORT INC., a Maryland corporation, AAI/ACL TECHNOLOGIES, INC., a Maryland corporation and MIDWEST METALLURGICAL LABORATORY, INC., a Michigan corporation (each a "Borrower" and collectively the "Borrowers"). Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement (defined below).

            WHEREAS, the Borrowers and the Lender are parties to the Loan and Security Agreement, dated as of June 28, 2001, (the "Credit Agreement"); and

            WHEREAS, the Borrowers have requested and the Lender has agreed to waive certain of the provisions of the Credit Agreement and has consented to certain matters, including, without limitation, certain amendments and modifications of the Credit Agreement, all on the terms and conditions set forth herein;

            NOW THEREFORE, in consideration of the premises, and in reliance thereon, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            Section 1. Waiver.

            (i) The Lender hereby retroactively waives the non-compliance by Borrowers with the terms of Section 8.3.1 of the Credit Agreement for the 4 fiscal quarters ended December 31, 2001.

            (ii) The Lender hereby waives the requirements of and compliance by Borrowers with the terms of Section 10.2 of the Credit Agreement.

            Section 2. Amendments and Consents. Subject to the satisfaction in full, on or prior to the Agreement Effective Date, of the conditions precedent set forth in Section 3 below, the Lender hereby consents as follows:

            (i) that during the period from the date hereof to June 30, 2002 unless and until an Event of Default occurs, the third sentence of Section 1.1.1 of the Credit Agreement shall be amended by deleting therefrom the reference to the figures "25,000,000" and substituting therefor the figures "32,000,000";

            (ii) that Section 10.3 of the Credit Agreement is hereby amended by deleting therefrom the reference to the figures "10,000,000" and substituting therefor the figures "11,000,000";
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            (iii) that unless and until an Event of Default occurs, the definition of "Consolidated Fixed Charge Coverage Ratio" contained in the Credit Agreement shall be deleted in its entirety and the following substituted therefor:

            (iv) "Consolidated Fixed Charge Coverage Ratio - means for the period in question, the ratio of (a) (A) the sum of the Borrower's earnings before interest, taxes, depreciation and amortization, plus (B) if the period in question includes the fiscal quarter ending December 31, 2001, $12,000,000, plus
(C) if the period in question includes the fiscal quarter ending March 31, 2002, $12,000,000, plus (D) if the period in question includes the fiscal quarter ending June 30, 2002, $12,000,000, plus (E) if the period in question includes the fiscal quarter ending September 30, 2002, $9,000,000, plus (F) if the period in question includes the fiscal quarter ending December 31, 2002, $6,000,000, plus (G) if the period in question includes the fiscal quarter ending March 31, 2003, $6,000,000, minus (H) Capital Expenditures; divided by (b) the sum of cash taxes, dividends, stock repurchases, scheduled principal payments of the Loans, principal payments on Capitalized Lease Obligations and interest, as determined in accordance with GAAP.".

            Section 3. Conditions Precedent to Lender's Consent. Lender shall not consent, or be deemed to have consented to the consents and amendments set forth in Section 2 above, unless each of the following conditions shall have been satisfied on or prior to the Agreement Effective Date (as defined in Section 4 below):

            (i) The Borrowers shall have delivered to the Lender a duly executed original of the Tri-Party Blocked Account Agreement, substantially in the form of Exhibit C to the Credit Agreement.

            (ii) The Borrowers shall have paid a fee of $15,000 to Lender.

            (iii) The Borrowers shall have paid to counsel for the Lender an amount of $11,929.15 in respect of fees owing in connection with the securing and perfecting of the Collateral in favor of the Lender under and pursuant to the terms of the Credit Agreement, in addition the Borrowers shall pay the reasonable costs and expenses of such counsel incurred in connection with this Agreement.

            Section 4. Conditions to Effectiveness of Agreement. This Agreement shall become effective as of the date hereof only when the following conditions shall have been satisfied (the date of satisfaction of such conditions being referred to herein as the "Agreement Effective Date"):

            (i) The Lender shall have received a copy of this Agreement duly executed by the Borrowers and the Lender.

            (ii) The Lender shall have received such other information, approvals, opinions, documents or instruments as it may reasonably request.

            Section 5. Company's Representations and Warranties. In order to induce the Lender to enter into this Agreement, the Borrowers jointly and severally represent and warrant to


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the Lender that, as of the Agreement Effective Date, after giving effect to the effectiveness of this Agreement, the following statements are true and correct in all material respects:

            (i) Authorization of Agreements. The execution and delivery of this Agreement by each Borrower and its performance under the Credit Agreement as amended by this Agreement (the "Amended Agreement") are within the each such Borrower's corporate powers and have been duly authorized by all necessary corporate action on the part of each such Borrower.

            (ii) No Conflict. The execution and delivery by each Borrower of this Agreement and the performance by each Borrower of the Amended Agreement do not contravene any such Borrower's certificate of incorporation or by laws or any other contractual restriction where such a contravention has a reasonable possibility of having a Material Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting any such Borrower; or

            (iii) Binding Obligation. This Agreement has been duly executed and delivered by each Borrower and this Agreement and the Amended Agreement constitute the legal, valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

            (iv) Governmental Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person is required for the due execution, delivery or performance of this Agreement by any Borrower.

            (v) Incorporation of Representations and Warranties from Credit Agreement. Other than as amended hereby each of the representations and warranties set forth in Section 7 of the Credit Agreement is true and correct.

            Section 6. Acknowledgement. Each Borrower acknowledges and agrees that each of the Security Documents to which it is a party or otherwise bound shall continue in full force and effect. Each Borrower hereby confirms that each Security Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, the payment and performance of all obligations guaranteed or secured thereby, as the case may be.

            Section 7. Miscellaneous.

            (i) Effect on the Credit Agreement and the Other Loan Documents. Except as specifically set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed and the Borrowers remain bound to perform their obligations thereunder.

            (ii) Applicable Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE


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

STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO CONFLICTS OF LAWS.

            (iii) Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

            (iv) Counterparts and Incorporation. This Agreement may be executed by the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument. Following execution and delivery of this Agreement any reference to the Loan and Security Agreement or Credit Agreement shall be deemed a reference to such document as hereby amended.

            (v) Notice. Any notice to be given hereunder shall comply with
Section 12.8 of the Credit Agreement.

            (vi) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provisions in any other jurisdiction.


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

            IN WITNESS WHEREOF, this Waiver, Amendment and Consent Agreement has been duly executed and delivered as of the day and year first above written.

                                         FLEET CAPITAL CORPORATION

                                         By: /s/ Linda M. Smyth
                                            -----------------------------------
                                         Name:   Linda M. Smyth
                                         Title:  Vice President


                                         UNITED INDUSTRIAL CORPORATION

                                         By: /s/ James H. Perry
                                            -----------------------------------
                                         Name:   James H. Perry
                                         Title:  Vice President


                                         AAI CORPORATION

                                         By: /s/ James H. Perry
                                            -----------------------------------
                                         Name:   James H. Perry
                                         Title:  Vice President


                                         DETROIT STOKER COMPANY

                                         By: /s/ James H. Perry
                                            -----------------------------------
                                         Name:   James H. Perry
                                         Title:  Vice President


                                         AAI ENGINEERING SUPPORT INC.

                                         By: /s/ James H. Perry
                                            -----------------------------------
                                         Name:   James H. Perry
                                         Title:  Vice President


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

                                         AAI/ACL TECHNOLOGIES, INC.

                                         By: /s/ James H. Perry
                                            -----------------------------------
                                         Name:   James H. Perry
                                         Title:  Vice President


                                         MIDWEST METALLURGICAL LABORATORY, INC.

                                         By: /s/ James H. Perry
                                            -----------------------------------
                                         Name:   James H. Perry
                                         Title:  Vice President


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